UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GX ACQUISITION CORP. II
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GX ACQUISITION CORP. II
1325 Avenue of the Americas, 28th Floor
New York, New York 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
GX ACQUISITION CORP. II

To Be Held on [•], 2023

To the Stockholders of GX Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of GX Acquisition Corp. II, a Delaware corporation (“we,” “us,” “our,” “GX” or the “Company”), will be held exclusively via a live webcast at [•], on [•], 2023 at [•] Eastern Time. You are cordially invited to attend the special meeting for the purpose of voting on: (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) as set forth in Annex A to extend the date by which the Company has to consummate a business combination (the “Extension”) from March 22, 2023 (the “Current Termination Date”) to April 22, 2023 (the “Extended Termination Date”) and to allow the Company, without another shareholder vote, to elect to extend the Current Termination Date to consummate a business combination on a monthly basis up to two times by an additional one-month period each time (for the avoidance of doubt to no later than June 22, 2023) after the Extended Termination Date by resolution of the GX board of directors if the GX board of directors anticipates that the Company may not be able to consummate a business combination prior to the Extended Termination Date or any extension thereof and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

The Charter Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company more time and flexibility to complete its previously announced proposed business combination (the “Transactions”) pursuant to the Business Combination Agreement, dated as of September 25, 2022 (as may be amended from time to time, the “Business Combination Agreement”), by and among NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp”), GX, and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp (“Merger Sub”), in case such additional time is needed. The Company’s initial public offering (“IPO”) prospectus and charter provide that the Company has until March 22, 2023 (the “Current Termination Date”) to complete its initial business combination. While the Company has entered into a definitive agreement with NioCorp with respect to the Transactions, GX’s board of directors currently believes that there may not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Transactions and consummate the closing of the Transactions. Accordingly, GX’s board of directors believes that in order for GX stockholders to evaluate the Transactions and to be able to potentially consummate the Transactions, the Company will need to obtain the Extension. However, if the Company is able to consummate the Transactions before the special meeting, the Company will not hold the special meeting. In the event that the Company consummates the Transactions prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the consummation of the Transactions and the cancellation of the special meeting.

Only holders of record of our common stock at the close of business on January 24, 2023 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class. The board of directors of the Company has already unanimously approved the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class.

If the Charter Amendment Proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by March 22, 2023, we will terminate the Business Combination Agreement and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the shares of the Company’s Class A common stock $0.0001, par value per share (“GX Class A Shares”) (the “Optional Redemption”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding GX Class A Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a business combination within this period.

The Company’s public stockholders (“GX Public Stockholders”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment (the “Election”) regardless as to whether or how such GX Public Stockholders vote with respect to the Charter Amendment. The Company believes that such redemption right enables GX Public Stockholders to determine not to sustain their investments for an additional period if the Company does not complete the Transactions in the timeframe initially contemplated by its charter. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of GX Class A Shares will retain their right to redeem their GX Class A Shares for their pro rata portion of the funds available in the Trust Account when the Transactions is submitted to stockholders.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal (the “Redemption Limitation”). In the event that we receive notice of redemptions of GX Class A Shares approaching or in excess of the Redemption Limitation, we and/or GX Sponsor II LLC (the “Sponsor”), expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and the Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing GX Class A Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from the Sponsor, which could result in the issuance of new shares of Class A common stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals. If the Redemption Limitation is exceeded because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Amendment and we will not redeem any GX Class A Shares in the Optional Redemption. In such case, GX Class A Shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their GX Class A Shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.11 at the time of the special meeting. The closing price of the Company’s common stock on January 13, 2023 was $10.05. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a GX Public Stockholder receiving $0.06 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions regarding the accompanying proxy statement, you may contact Morrow Sodali LLC, GX’s proxy solicitor, toll-free at (800) 662-5200 or collect at (203) 658-9400 or email at GXII.info@investor.morrowsodali.com.

By Order of the Board of Directors,
Sincerely,
Jay R. Bloom
Co-Chairman and Chief Executive Officer

i

GX ACQUISITION CORP. II
1325 Avenue of the Americas, 28th Floor
New York, New York 10019

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [•], 2023

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of GX Acquisition Corp. II, a Delaware corporation (“we,” “us,” “our,” “GX” or the “Company”), will be held exclusively via a live webcast at [•], on [•], 2023 at [•] Eastern Time to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from March 22, 2023 (the “Current Termination Date”) to April 22, 2023 (the “Extended Termination Date”) and to allow the Company, without another shareholder vote, to elect to extend the Current Termination Date to consummate a business combination on a monthly basis up to two times by an additional one-month period each time (for the avoidance of doubt to no later than June 22, 2023) after the Extended Termination Date by resolution of the GX board of directors if the GX board of directors anticipates that the Company may not be able to consummate a business combination prior to the Extended Termination Date or any extension thereof (the “Charter Amendment Proposal”).

•        a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the overall implementation of the board of directors’ plan to extend the date that the Company has to complete a business combination. The purpose of the Charter Amendment and, if necessary, the Adjournment Proposal, is to allow the Company more time and flexibility to complete its proposed business combination (the “Transactions”) pursuant to the Business Combination Agreement, dated as of September 25, 2022 (as may be amended from time to time, the “Business Combination Agreement”), by and among NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp”), GX, and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp (“Merger Sub”).

Approval of the Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class. The board of directors of the Company has already unanimously approved the Charter Amendment. Approval of the Adjournment Proposal requires the requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class.

Holders (“GX Public Stockholders”) of the Company’s Class A common stock $0.0001, par value per share (“GX Class A Shares”), may elect to redeem their shares for their pro rata portion of the funds available in the trust account (the “Trust Account”) in connection with the Charter Amendment (the “Election”) regardless as to whether or how such GX Public Stockholders vote with respect to the Charter Amendment. However, the Company will not proceed with the Charter Amendment if the redemption of GX Class A Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining GX Public Stockholders will retain their right to redeem their GX Class A Shares for their pro rata portion of the funds available in the Trust Account when the Transactions are submitted to the stockholders. Furthermore, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of March 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $303,560,016 that was in the Trust Account as of January 13, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

However, in connection with the Transactions, NioCorp has entered into non-binding letters of intent to undertake the following private placement financings with Yorkville Advisors Global, LP (“Yorkville”): (i) $16,000,000 of unsecured convertible debentures of NioCorp convertible into common shares with no par value (the “NioCorp Common Shares”) and NioCorp Common Share purchase warrants entitling the holders thereof to purchase additional NioCorp Common Shares (collectively, the “Yorkville Convertible Debt Financing”); and (ii) a standby equity purchase facility pursuant to which NioCorp would have the right, but not the obligation, to sell NioCorp Common Shares to Yorkville with a maximum aggregate value of $65,000,000 (the “Yorkville Equity Facility Financing” and, together with the Yorkville Convertible Debt Financing, the “Yorkville Financings”). As a condition to closing the Transactions, the Business Combination Agreement provides that NioCorp and its subsidiaries (including GX) will have cash in an amount equal to or greater than $15,000,000, subject to certain adjustments. The proceeds of the Yorkville Convertible Debt Financing, if funded, should be sufficient to satisfy this condition.

If the Charter Amendment Proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by March 22, 2023, we will terminate the Business Combination Agreement and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the GX Class A Shares (the “Optional Redemption”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding GX Class A Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a business combination within this period.

Prior to the IPO, the Company’s initial stockholders (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of any shares of Class B common stock, par value $0.0001 per share (the “GX Founder Shares”), held by them and (b) waived any redemption rights they may have in respect of any GX Class A Shares held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any GX Class A Shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

Our sponsor, GX Sponsor II LLC (the “Sponsor”), has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. None of our officers, directors or members of the Sponsor will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to GX Public Stockholders upon the redemption of the GX Class A Shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is January 24, 2023. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 37,500,000 outstanding shares of the Company’s common stock including 30,000,000 outstanding GX Class A Shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [•], 2023 and is first being mailed to stockholders on or about [•], 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other filings with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•        our ability to complete our initial business combination, including the Transaction contemplated by the Business Combination Agreement;

•        our expectations around the performance of the prospective target business or businesses, including NioCorp;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing to complete our initial business combination, including the Transaction;

•        our pool of prospective target businesses;

•        our ability to consummate an initial business combination due to the continued uncertainty resulting from the novel coronavirus, SARS-CoV-2 or COVID-19 (and all related strains and sequences) pandemic;

•        the ability of our officers and directors to generate a number of potential acquisition opportunities;

•        our public securities’ liquidity and trading;

•        the Trust Account not being subject to claims of third parties;

•        our financial performance following our IPO; and

•        the other risk and uncertainties discussed in “Item 1A. Risk Factors,” in our Annual Report on Form 10-K and in our other SEC filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Charter Amendment Proposal to be presented at the special meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company incorporated on September 24, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On March 22, 2021, the Company consummated its IPO, which, when combined with the exercise of the overallotment option by the underwriters and subsequent related private placements, generated net proceeds of $300,000,000. Such net proceeds were deposited into the Trust Account established for the benefit of GX Public Stockholders. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, March 22, 2023). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete the Transactions and is submitting the Charter Amendment Proposal (and, if necessary, the Adjournment Proposal) to the stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on: (i) a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and to allow the Company, without another shareholder vote, to elect to extend the Current Termination Date to consummate a business combination on a monthly basis up to two times by an additional one-month period each time (for the avoidance of doubt to no later than June 22, 2023) after the Extended Termination Date by resolution of the GX board of directors if the GX board of directors anticipates that the Company may not be able to consummate a business combination prior to the Extended Termination Date or any extension thereof and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Amendment and we will not redeem any GX Class A Shares in the Optional Redemption. In such case, GX Class A Shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their GX Class A Shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed GX Class A Shares in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $303,560,016 that was in the Trust Account as of January 13, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment Proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by March 22, 2023, we will terminate the Business Combination Agreement and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the GX Class A Shares (the “Optional Redemption”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding GX Class A Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a business combination within this period.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their GX Founder Shares and (b) waived any redemption rights they may have in respect of any GX Class A Shares held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any GX Class A Shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

Q:     How many votes do I have at the special meeting?

A:     Our stockholders are entitled to one vote on each Proposal at the special meeting for each share of the Company’s common stock held of record as of January 24, 2023, the record date for the special meeting. As of the close of business on the record date, there were 37,500,000 outstanding shares of our common stock.

Q:     What constitutes a quorum at the special meeting?

A:     A quorum will be present at the special meeting if a majority of the shares of our common stock outstanding and entitled to vote at the special meeting is represented at the meeting virtually or represented by proxy. In the absence of a quorum, the chairman of the special meeting may adjourn the special meeting. As of the record date for the special meeting, the presence by virtual attendance or by proxy of 18,750,001 shares of our common stock is required to achieve a quorum.

Q:     Why is the Company proposing the Charter Amendment Proposal?

A:     The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before March 22, 2023. As we explain below, the Company may not be able to complete a business combination by that date.

While the Company has entered into a definitive agreement with NioCorp in respect of the Transactions, our board of directors currently believes that there may not be sufficient time before the Current Termination Date to hold a special meeting at which to hold a vote for stockholder approval of the Transactions. Accordingly, our board of directors believes that in order to be able to consummate the Transactions, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your GX Class A Shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your GX Class A Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed by the Extended Termination Date.

Q:     Why should I vote for the Charter Amendment Proposal?

A:     The Company’s board of directors believes stockholders should have an opportunity to evaluate the Transactions. Accordingly, the Company’s board of directors is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date, which will also allow for the Election to go forth. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transactions.

Q:     Why should I vote for the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Q:     How do the Company’s insiders intend to vote their shares?

A:     The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any GX Class A Shares owned by them) in favor of the Charter Amendment.

The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem their GX Founder Shares. With respect to shares purchased on the open market by the Sponsor or the Company’s directors, executive officers and their respective affiliates, such GX Class A Shares may be redeemed. On the record date, the Sponsor and the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 7,500,000 GX Founder Shares, representing 20% of the Company’s issued and outstanding common stock. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any GX Class A Shares as of the record date.

Q:     How are the Company’s insiders’ interests in the Charter Amendment different from those of the GX Public Stockholders?

A:     The Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment is approved, the Company will have more time and flexibility to obtain stockholder approval for the Transactions and the insiders, including the Sponsor and our directors and officers, are less likely to lose their investment in the Company.

Q:     Who is the Company’s Sponsor?

A:     GX’s sponsor is GX Sponsor II LLC, a Delaware limited liability company. The Sponsor currently owns 7,500,000 GX Founder Shares. The Sponsor is controlled by Cooper Road, LLC (an entity controlled by Jay R. Bloom) and Dean C. Kehler, both U.S. persons. Corbin ERISA Opportunity Fund, Ltd. and ACM Alameda Special Purpose Investment Fund II LP, both Cayman Island entities, are non-controlling members of the Sponsor that collectively own approximately 11.2% interest in the Sponsor.

GX does not believe that any of the above facts or relationships regarding the Sponsor would, by themselves, subject a business combination to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), nor does GX believe that if such a review were conceivable that, based solely on such facts or relationships, such business combination ultimately would be prohibited.

However, if a business combination were to become subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as CFIUS, such business combination may be delayed or ultimately prohibited. For more information, see the section entitled “Risk Factors — GX may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.”

Q:     What vote is required to adopt the proposals?

A:     Approval of the Charter Amendment Proposal will require the affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class. Approval of the Adjournment Proposal will require the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class.

Q:     What if I don’t want to vote for the Charter Amendment?

A:     If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, funds will be withdrawn from the Trust Account and paid to the redeeming GX Public Stockholders. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as votes “AGAINST” the Charter Amendment.

Q:     What happens if the Charter Amendment is not approved?

A:     If the Charter Amendment Proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by March 22, 2023, we will terminate the Business Combination Agreement and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the GX Class A Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding GX Class A Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a business combination within this period.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their GX Founder Shares and (b) waived any redemption rights they may have in respect of any GX Class A Shares held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any GX Class A Shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q:     If the Charter Amendment is approved, what happens next?

A:     If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval for the Transactions at a special meeting of its stockholders prior to the Extended Termination Date. Additionally, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

GX Public Stockholders may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account regardless as to whether or how such GX Public Stockholders vote with respect to the Charter Amendment. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining GX Public Stockholders will retain their right to redeem their GX Class A Shares for their pro rata portion of the funds available in the Trust Account when the Transactions is submitted to the stockholders. The removal from the Trust Account of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed GX Class A Shares in connection with the Election will reduce the amount held in the Trust Account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders through the GX Founder Shares.

If the Charter Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the GX Class A Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding GX Class A Shares, which redemption will completely extinguish rights of the GX Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a business combination within this period.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their GX Founder Shares and (b) waived any redemption rights they may have in respect of any GX Class A Shares held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any GX Class A Shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q:     Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposals?

A:     You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Charter Amendment. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of Nasdaq Stock Market LLC (“Nasdaq”).

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on the Transactions if and when it is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the special meeting, you will retain your right to redeem your GX Class A Shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must, prior to [•], Eastern Time, on [•] (two business days before the special meeting), you must (x) submit a written request, which includes the name of the beneficial owner of the shares to be redeemed, to our transfer agent that we redeem your GX Class A Shares for cash, and

(y) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:     What are the federal income tax consequences of exercising my redemption rights?

A:     Generally, a Company stockholder that is a U.S. person and exercises its redemption rights to receive cash from the Trust Account in exchange for its shares of the Company’s common stock will be required to treat the transaction as a sale of such shares and recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the redemption and the tax basis of the shares of the Company’s common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption.

The redemption, however, may be treated as a corporate distribution if (i) it does not result in a “complete termination” of the redeeming stockholder’s interest in the Company, (ii) it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in the Company and (iii) it is not a “substantially disproportionate redemption,” in each case, taking into account certain attribution rules to determine the number of shares of Company common stock owned by the redeeming shareholder. Any such corporate distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Company’s common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Company’s common stock, as discussed above.

A Company stockholder that is a U.S. person who actually or constructively owns 5 percent (or, if the Company common stock is not then publicly traded, 1 percent) of the outstanding Company common stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of shares of Company common stock, and such holders should consult with their tax advisors with respect to their reporting requirements.

If the redemption of a stockholder that is a non-U.S. person is treated as a distribution, as discussed above in the second paragraph, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the U.S., we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of the Company’s current and accumulated earnings and profits that are treated as a return of capital or distributions in excess of the non-U.S. holder’s adjusted tax basis in the Company common stock redeemed will not be subject to the 30% withholding tax. Additionally, a non-U.S. person generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of the Company common stock (including the portion of any distribution treated as a as a gain recognized on the sale or other taxable disposition of the Company common stock) unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such stockholder maintains in the United States). A Company stockholder who is a non-U.S. person should consult their own tax advisors with respect to the tax treatment of the redemption of the Company’s common stock.

Dividend payments and/or proceeds from the redemption (including a deemed sale, as discussed above) of the Company common stock may be subject to information reporting to the IRS and possible U.S. backup withholding.

The tax consequences of a Company stockholder redeeming its Company common stock are complex and will vary upon each Company stockholder’s unique circumstances. The above is not intended to constitute tax advice and Company stockholders are encouraged to consult with their own tax advisors.

Q:     If I am a Company warrant holder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24 month anniversary of the closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation, As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Q:     If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:     No. Holders of outstanding units must separate the underlying GX Class A Shares and public warrants prior to exercising redemption rights with respect to the GX Class A Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into GX Class A Shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the GX Class A Shares upon the separation of the GX Class A Shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of GX Class A Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the GX Class A Shares upon the separation of the GX Class A Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your GX Class A Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I vote?

A:     If you were a holder of record of GX common stock on January 24, 2023, the record date for the special meeting, you may vote with respect to the proposals online during the special meeting or any adjournment thereof by accessing [•], or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly represented and voted at the special meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to participate in the virtual special meeting and vote online during the special meeting, obtain a legal proxy from your broker, bank or other nominee and email a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com.

Q:     What will happen if I abstain from voting or fail to vote at the special meeting?

A:     At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment. Additionally, if you abstain from voting or fail to vote at the special meeting, you may still exercise your redemption rights (as described above).

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:     If I am not going to participate in the virtual special meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to participate in the virtual special meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card.

Q:     If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:     No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote”. Broker non-votes will not be counted for purposes of determining the presence of a quorum at the special meeting of GX stockholders. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. However, in no event will a broker non-vote have the effect of exercising your redemption rights for a pro rata portion of the Trust Account, and therefore no shares as to which a broker non-vote occurs will be redeemed in connection with the Transactions.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to our transfer agent at the address listed under “Who can help answer my questions?” below so that it is received by the transfer agent prior to the special meeting, or participate in the virtual special meeting and vote online during the special meeting. You also may revoke your proxy by sending a notice of revocation to Michael G. Maselli by telephone at (212) 616-3700, by email at michael.maselli@trimarancapital.com, or in writing to GX Acquisition Corp. II, 1325 Avenue of the Americas, 28th Floor New York, New York 10019, which must be received by Michael G. Maselli prior to the special meeting.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in accordance with the instructions set forth on the enclosed proxy card in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $32,500 plus costs and expenses, which fee also includes Morrow Sodali acting as the inspector of elections at the special meeting. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Michael G. Maselli, President

GX Acquisition Corp. II

1325 Avenue of the Americas, 28th Floor

New York, New York 10019

Tel: (212) 616-3700

Email: michael.maselli@trimarancapital.com

You may also contact our proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: GXII.info@investor.morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your GX Class A Shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

Risk Factors

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 25, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 11, 2022 and November 9, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Transactions will be consummated prior to the Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Transactions. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Transactions. The fact that we will have separate redemption periods in connection with the Extension and the Transactions vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

GX may not be able to complete an initial business combination within the prescribed time frame, in which case it would cease all operations except for the purpose of winding up and it would redeem the GX Class A Shares and liquidate, in which case the GX Public Stockholders may only receive $10.00 per share plus accrued interest in trust, or less than such amount in certain circumstances, and the GX Public Warrants will expire worthless.

GX’s existing charter provides that GX must complete an initial business combination by March 22, 2023. GX may not be able to find a suitable target business and complete an initial business combination (including the Transactions) by such date. If GX has not completed an initial business combination prior to March 22, 2023 it will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the GX Class A Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to GX to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding GX Class A Shares, which redemption will completely extinguish the GX Public Stockholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of GX’s remaining shareholders and GX’s board of directors, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. In such case that GX liquidates, the GX Public Stockholders may only receive $10.00 per share, and the share purchase warrants of GX entitling the holder thereof to purchase one GX Class A Share included as a component of the GX Public Units (the “GX Public Warrants”) will expire worthless. In certain circumstances, including circumstances where the claims of our creditors take priority over the claims of the GX Public Stockholders on the Trust Account, the GX Public Stockholders may receive less than $10.00 per share on the redemption of their shares.

Public stockholders that do not elect to redeem their GX Class A Shares in the Optional Redemption may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to public stockholders who elect to redeem their GX Class A Shares in the Optional Redemption.

If the Charter Amendment Proposal is approved and the Charter Amendment is effected, public stockholders who elect to redeem their GX Class A Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding GX Class A Shares. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining public stockholders receive in connection with the dissolution and winding up of the Company, which, if the Charter Amendment Proposal is approved and the Charter Amendment is effected, may result in a per-share price paid to the remaining public stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to public stockholders who elect to redeem their GX Class A Shares in the Optional Redemption. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares.

In the event the Charter Amendment Proposal is approved and the Charter Amendment is effected, the ability of our GX Public Stockholders to exercise redemption rights in the Optional Redemption with respect to a large number of our GX Class A Shares may adversely affect the liquidity of our securities.

GX Public Stockholders may request that the Company redeem all or a portion of such public stockholder’s GX Class A Shares for cash in the Optional Redemption. The ability of GX Public Stockholders to exercise such redemption rights with respect to a large number of our GX Class A Shares may adversely affect the liquidity of the GX Class A Shares. As a result, you may be unable to sell your GX Class A Shares even if the per-share market price is higher than the per-share redemption price paid to GX Public Stockholders who elect to redeem their GX Class A Shares in the Optional Redemption.

GX may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations, which may cause such acquisitions or business combinations to be delayed or ultimately prohibited. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with GX, GX may not be able to consummate a business combination with such target.

In the United States, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. Certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission (“CFIUS”), and investments or acquisitions that may affect national security are subject to review by CFIUS.

CFIUS is an interagency committee authorized to review certain transactions involving direct or indirect foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit and/or unwind it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

In connection with its initial business combination, GX may determine that it will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay such initial business combination, or impose conditions with respect to such initial business combination, which may delay or prevent GX from consummating such initial business combination.

Outside the United States, laws or regulations may affect GX’s ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, GX may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which GX could complete an initial business combination may be limited and GX may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review could be lengthy. Because GX has only a limited time to complete its initial business combination, GX’s failure to obtain any required approvals within the requisite time period may require GX to liquidate. If GX liquidates, GX Public Stockholders may only receive $10.00 per share, and GX Warrants (“GX Public Warrants” and “GX Founder Warrants”, collectively “GX Warrants”) will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the resulting entity (the “Combined Company”).

Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Charter Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

GX Class A Shares are listed on Nasdaq. After the special meeting, we may be required to demonstrate compliance with the Nasdaq’s continued listing requirements in order to maintain the listing of our securities on the Nasdaq. The Nasdaq would normally give consideration to the prompt initiation of suspension and delisting procedures with respect to a security of an issuer when:

•        its average aggregate global market capitalization is below $50,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $40,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•        the total number of public stockholders is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares);

•        the number of total stockholders is less than 1,200 (including beneficial holders in addition to holders of record) and the average monthly trading volume is less than 100,000 shares for the most recent 12 months; or

•        the number of publicly-held shares is less than 600,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares).

We cannot assure you that GX Class A Shares will be able to meet any of the Nasdaq’s continued listing requirements following the special meeting and any related stockholder redemptions of GX Class A Shares. If our securities do not meet the Nasdaq’s continued listing requirements, the Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that GX Class A Shares are “penny stocks” which will require brokers trading in GX Class A Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        limited amount of news and analyst coverages; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” GX Class A Shares qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To mitigate the risk that GX might be deemed to be an investment company for purposes of the Investment Company Act, GX may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of GX’s initial business combination or its liquidation. As a result, following the liquidation of securities in the Trust Account, GX would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount GX Public Stockholders would receive upon any redemption or liquidation of GX.

On March 30, 2022, the SEC issued proposed rules relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the closing of the Company’s IPO. Such SPAC would then be required to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not consummated the business combination within 18 months after the of the closing of the Company’s IPO or that does not consummate its initial business combination within 24 months after such date. We have not consummated the business combination within 18 months after the closing of the Company’s IPO, and we can provide no assurances that we can consummate our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate.

If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since GX’s IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of GX being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, GX may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of GX’s initial business combination or the liquidation of GX. Following such liquidation, GX would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to GX to pay its taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount GX Public Stockholders would receive upon any redemption or liquidation of GX.

In addition, even prior to the 24 month anniversary of the closing of the Company’s IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24 month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. As of the date of this proxy statement, the Company instructed the trustee with respect to the Trust Account to hold all funds in the Trust Account in cash until the earlier of consummation of an initial business combination and liquidation of the Company. In the event that GX may be deemed to be an investment company, GX may be required to liquidate.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by GX Public Stockholders may be less than $10.00 per share.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek and have sought to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of GX Public Stockholders, such parties may not execute or have not executed such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Marcum LLP, our independent registered public accounting firm, and the underwriters of the offering, will not execute agreements with us waiving such claims to the monies held in the Trust Account.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of the GX Class A Shares, if we are unable to complete the Transactions within the prescribed timeframe, or upon the exercise of a redemption right in connection with the Transactions, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by GX Public Stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors. Pursuant to the letter agreement, the form of which is filed as an exhibit to the registration statement of which this prospectus forms a part, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of our company. Therefore, it is unlikely that the Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

A new 1% U.S. federal excise tax could be imposed on GX in connection with redemptions by GX of its shares in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (“IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations.

The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, the Treasury and the Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a Redemption Event may be subject to the excise tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company should not be subject to the excise tax. Whether and to what extent GX would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the excise tax would be payable by GX, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in GX’s ability to complete a business combination, including the Transactions.

GX and its directors are, or may in the future be, subject to demands, claims, suits and other legal proceedings, including challenging the Transactions, that may result in adverse outcomes, including preventing the consummation of the Transactions or from becoming effective within the expected time frame.

Transactions such as the one proposed are frequently subject to demands, litigation or other legal proceedings, including demands by GX stockholders on GX’s board of directors seeking disclosure of material information that was allegedly omitted from the registration statement. GX and its directors are, or may in the future be, subject to demands, claims, suits and other legal proceedings, including challenging the Transactions. Such demands, claims, suits and legal proceedings are inherently uncertain, and their results cannot be predicted with any certainty. An adverse outcome in such legal proceedings, as well as the costs and efforts of a defense even if successful, can have an adverse impact on GX or NioCorp because of legal costs, diversion or distraction of management or other personnel, negative publicity and other factors. In addition, it is possible that a resolution of one or more legal proceedings could result in reputational harm, liability, penalties, sanctions, as well as judgments, consent decrees or orders, which could in the future materially and adversely affect GX’s or NioCorp’s business, financial condition and results of operations.

The GX Board has received a demand from a putative GX stockholder, dated November 21, 2022 (the “Demand”), alleging that the joint proxy statement/prospectus filed in connection with the Transactions is materially misleading and/or omits material information with respect to the Transactions. The Demand seeks the issuance of corrective disclosures in an amendment or supplement to the registration statement. An amendment was filed with the SEC on December 22, 2022.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on [•], 2023 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [•], 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Date, Time and Place of Special Meeting

The special meeting will be held exclusively via a live webcast at [•], on [•], 2023 at [•] Eastern Time. To participate in the virtual meeting, a GX stockholder of record will need the 16-digit control number included on your proxy card or instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee. The special meeting webcast will begin promptly at [•] Eastern Time. GX stockholders are encouraged to access the special meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on January 24, 2023, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 37,500,000 shares of the Company’s common stock outstanding, of which 30,000,000 are GX Class A Shares and 7,500,000 are shares held by the Sponsor.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of GX’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if holders of a majority in voting power of GX common stock issued and outstanding and entitled to vote at the special meeting is present in person virtually or represented by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum at the special meeting.

The approval of the Charter Amendment requires the affirmative vote (virtually or by proxy) of holders of at least 65% of the outstanding shares of GX common stock at the special meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the special meeting, as well as an abstention from voting, or a broker non-vote with regard to the Charter Amendment, will each have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation to the Company Stockholders

Our board of directors believes that the Charter Amendment to be presented at the special meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposal presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•        You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment.

•        You can participate in the virtual special meeting and vote during the special meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        You may notify Michael G. Maselli by telephone at (212) 616-3700, by email at michael.maselli@trimarancapital.com, or in writing to GX Acquisition Corp. II, 1325 Avenue of the Americas, 28th Floor New York, New York 10019, which must be received by Michael G. Maselli prior to the special meeting; or

•        you may participate in the virtual special meeting, revoke your proxy, and vote during the special meeting, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200. Banks and Brokerage Firms may call collect at: (203) 658-9400.

Redemption Rights

Pursuant to our currently existing charter, our public shareholders shall be provided with the opportunity to redeem their GX Class A Shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding GX Class A Shares (if the redemption of GX Class A Shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001).

If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $303,560,016 on January 13, 2023, the estimated per share redemption price would have been approximately $10.11.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern Time, on [•] (two business days before the special meeting) that we redeem your GX Class A Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

; and

•        deliver your GX Class A Shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street name” will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your GX Class A Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment is not approved and we do not consummate an initial business combination by March 22, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the GX Public Stockholders, and our warrants to purchase common stock will expire worthless. Holders of outstanding units must separate the underlying GX Class A Shares and public warrants prior to exercising redemption rights with respect to the GX Class A Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into GX Class A Shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the GX Class A Shares upon the separation of the GX Class A Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of GX Class A Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the GX Class A Shares upon the separation of the GX Class A Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your GX Class A Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Applicability of Investment Company Act

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act of 1940, as amended and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24-month anniversary of the closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) from March 22, 2023 (the “Current Termination Date”) to April 22, 2023 (the “Extended Termination Date”) and to allow the Company, without another shareholder vote, to elect to extend the Current Termination Date to consummate a business combination on a monthly basis up to two times by an additional one-month period each time (for the avoidance of doubt to no later than June 22, 2023) after the Extended Termination Date by resolution of the GX board of directors if the GX board of directors anticipates that the Company may not be able to consummate a business combination prior to the Extended Termination Date or any extension thereof. As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our GX Class A Shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by shareholders, our board or directors retains the discretionary authority not to file the Certificate of Amendment implementing the Charter Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its shareholders.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from March 22, 2023 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to consummate the Transactions. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by March 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the GX Class A Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding GX Class A Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The proceeds in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of the holders of the GX Class A Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a business combination within this period.

The Sponsor

GX’s sponsor is GX Sponsor II LLC, a Delaware limited liability company. The Sponsor currently owns 7,500,000 GX Founder Shares. The Sponsor is controlled by Cooper Road, LLC (an entity controlled by Jay R. Bloom) and Dean C. Kehler, both U.S. persons. Corbin ERISA Opportunity Fund, Ltd. and ACM Alameda Special Purpose Investment Fund II LP, both Cayman Island entities, are non-controlling members of the Sponsor that collectively own approximately 11.2% interest in the Sponsor.

GX does not believe that any of the above facts or relationships regarding the Sponsor would, by themselves, subject a business combination to regulatory review, including review by CFIUS, nor does GX believe that if such a review were conceivable that, based solely on such facts or relationships, such business combination ultimately would be prohibited.

However, if a business combination were to become subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as CFIUS, such business combination may be delayed or ultimately prohibited. For more information, see the section entitled “Risk Factors — GX may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.”

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of GX common stock at the special meeting and entitled to vote thereon is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE CHARTER AMENDMENT.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of GX Class A Shares at the special meeting and entitled to vote thereon, voting together as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

GX is a blank check company formed under the laws of the State of Delaware on September 24, 2020 for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (which is referred to throughout this proxy statement as GX’s “initial business combination”). GX intends to effectuate its initial business combination using cash from the proceeds of the IPO and the sale of the GX Founder Warrants, its capital stock, debt or a combination of cash, stock and debt.

On March 22, 2021, GX consummated its IPO of 30,000,000 GX Public Units. Each GX Public Unit consists of one GX Class A Share, and one-third of one redeemable GX Public Warrant, with each warrant entitling the holder thereof to purchase one GX Class A Share for $11.50 per whole share. The GX Public Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000.

Simultaneously with the closing of the IPO, GX completed the private sale of an aggregate of 5,666,667 GX Founder Warrants to the Sponsor at a purchase price of $1.50 per warrant, generating gross proceeds of $8,500,000.

A total of $300,000,000, comprised of $291,500,000 of the proceeds from the IPO (which amount includes $5,000,000 of the underwriters’ deferred discount) and $8,500,000 of the proceeds of the sale of the GX Founder Warrants, was placed in the Trust Account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The net proceeds of our initial public offering deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of January 13, 2023, there was approximately $303,560,016 held in the Trust Account.

The Company’s Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and GX Class A Shares held by it in connection with the completion of a business combination, (b) to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a business combination within 24 months from the closing of the IPO and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its GX Class A Shares if the Company does not complete a business combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their GX Class A Shares in conjunction with any such amendment.

Effecting an Initial Business Combination

GX is not presently engaged in, and will not engage in, any operations until after the Transactions. GX intends to effect the Transactions using cash held in the Trust Account.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of [•] based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person who is the beneficial owner of more than 5% of the issued and outstanding shares of GX Class A Shares;

•        each of GX’s current executive officers and directors;

•        each person who will (or is expected to) become an executive officer or director of GX following the Closing; and

•        all executive officers and directors of GX as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	GX Class A Shares		GX Founder Shares		% of Total Voting Power
	Number of Shares	% of Class	Number of Shares(2)	% of Class
GX Sponsor II LLC(3)	—	—	7,500,000	100%	20.0%
Jay R. Bloom(3)	—	—	7,500,000	100%	20.0%
Dean C. Kehler(3)	—	—	7,500,000	100%	20.0%
Michael G. Maselli(4)	—	—	—	—	—
Andrea J. Kellett(4)	—	—	—	—	—
Arthur D. Baer(4)
Jordan S. Bloom(4)	—	—	—	—	—
Hillel Weinberger(4)	—	—	—	—	—
Mark Mazur(4)	—	—	—	—	—
James W. Harpel(4)	—	—	—	—	—

All directors and executive officers of GX as a group (9 individuals)	—	—	7,5000,000	100%	20.0%
Greater 5% Beneficial Owners
Linden Advisors LP(5)	1,500,000	5.0%	—	—	4.0%
Magnetar Financial LLC(6)	1,757,822	5.9%	—	—	4.7%
Fir Tree Capital Management(7)	1,500,000	5.0%	—	—	4.0%
Group consisting of Atalaya Special Purpose Investment Fund II LP, et al(8)	1,800,000	6.0%	—	—	4.8%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o GX Acquisition Corp. II, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019.

(2)      Interests shown consist solely of GX Founder Shares, classified as shares of Class B common stock. Except as contemplated by the Charter Amendment Proposal and the Transactions, such shares will automatically convert into GX Class A Shares on a one-for-one basis at the time of an initial business combination, subject to adjustment.

(3)      The Sponsor is the record holder of such shares. Cooper Road, LLC, an entity controlled by Jay R. Bloom, and Dean C. Kehler, GX’s co-Chairmen and Chief Executive Officers, are the managing members of the Sponsor, and as such Messrs. Bloom and Kehler have voting and investment discretion with respect to the GX Class A Shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the GX Class A Shares held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Each of these individuals hold an interest in the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      According to a Schedule 13G/A filed with the SEC on February 2, 2022, respectively, the listed GX Class A Shares are owned by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), and one or more separately managed accounts. Linden GP LLC, a Delaware limited liability company (“Linden GP”) is the general partner of Linden Capital, and Linden Advisors LP (“Linden Advisors”) is the investment manager of Linden Capital and trading advisor or investment advisor for the managed accounts. Mr. Siu Min Wong is the principal owner and controlling person of Linden Advisors and Linden GP. As of December 31, 2021, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 1,500,000 shares. This amount consists of 1,408,717 shares held by Linden Capital and 91,283 shares held by separately managed accounts. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Siu Min Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(6)      According to a Schedule 13G filed with the SEC on January 14, 2022, the listed GX Class A Shares are owned by Magnetar Financial LLC (“Magnetar Financial”) and one or more separately managed accounts (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP (“Magnetar Capital Partners”) serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Alec N. Litowitz. The principal business address for of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Alec N. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2022, the listed GX Class A Shares are owned by Fir Tree Capital Management LP, a Delaware limited partnership, located at 55 West 46th Street, 29th Floor New York, NY 10036, who has the sole voting and dispositive power over the shares so held.

(8)      According to a Schedule 13G/A filed with the SEC on December 14, 2021, the listed GX Class A Shares are directly held by Atalaya Special Purpose Investment Fund II LP (“ASPIF II”) (holding 1,180,500 shares underlying GX Public Units), Corbin ERISA Opportunity Fund, Ltd. (“CEOF”) (holding 433,650 shares underlying GX Public Units), and Corbin Opportunity Fund, L.P. (“COF”) (holding 185,850 shares underlying GX Public Units). Atalaya Capital Management LP (“ACM”) is the investment manager of ASPIF II, which has the power to vote and direct the disposition of all shares held by ASPIF II. Corbin Capital Partners, L.P. (“CCP”) is the investment manager for CEOF and COF, which has the power to vote and direct the disposition of all shares held by CEOF and COF. Each of Corbin Capital Partners GP, LLC (“Corbin GP”) and Corbin Capital Partners, L.P. (“CCP”), may be deemed the beneficial owner of 619,500 shares underlying GX Public Units, which amount includes (i) the 433,650 shares underlying units beneficially owned by CEOF, and (ii) the 185,850 shares underlying units beneficially owned by COF. ASPIF II, ACM, CEOF, Corbin GP, CCP, and COF may be deemed members of a group, as defined in Rule 13d-5 under the Act, with respect to the total number of 1,800,000 shares. The address of the principal business office of each of ASPIF II and ACM is One Rockefeller Plaza, 32nd Floor, New York, NY 10020. The address of the principal business office of each of CEOF, Corbin GP, CCPG, CCP, and COF is 590 Madison Avenue, 31st Floor, New York, NY 10022.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholders or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our stockholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our stockholders may notify us of their requests by calling or writing us at our principal executive office at 1325 Avenue of the Americas, 28th Floor New York, New York 10019, or by telephone at [•], which must be received prior to the special meeting.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2023 annual meeting of stockholders, or a special meeting in lieu thereof, will be held no later than December 31, 2023. Pursuant to our bylaws, for any proposal to have been considered for inclusion in our proxy statement or form of proxy for submission at our special meeting of stockholders, or a special meeting in lieu thereof, it must have been submitted in writing and received by the Company a reasonable time before the Company begins to print and mail its annual meeting proxy materials.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Michael G. Maselli, President
GX Acquisition Corp. II
1325 Avenue of the Americas, 28th Floor
New York, New York 10019,
Tel: (212) 616-3700
Email: michael.maselli@trimarancapital.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Tel: (800) 662-5200 or
(203) 658-9400 (banks and brokers can call collect)
Email: GXII.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by [•], 2023 in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GX ACQUISITION CORP. II

[•], 2023

GX Acquisition Corp. II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “GX Acquisition Corp. II”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 24, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on March 17, 2021.

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before April 22, 2023 (the “Deadline Date”), which the Corporation may extend, by resolution of the Board and without approval of the Public Stockholders, up to two times, each by one additional month (for a total of up to two months from the Deadline Date) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

5.      The text of Paragraph (b) of Section 9.2 is hereby amended by inserting the phrase: “or on an amendment to Section 9.2(d) in accordance with Section 9.7 hereof with a proxy solicitation, in either case,” immediately after the phrase, “If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation.”

6.      The text of Paragraph (c) of Section 9.2 is hereby amended and restated to read in full as follows:

(c)     If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an (i) initial Business Combination pursuant to a proxy solicitation or (ii) amendment to Section 9.2(d) in accordance with Section 9.7 hereof with a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

7.      The text of Section 9.7 is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

[Signature Page Follows]

Annex A-2

IN WITNESS WHEREOF, GX Acquisition Corp. II has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

GX ACQUISITION CORP. II

By:
Name:
Title:

Annex A-3

GX ACQUISITION CORP. II
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•]

The undersigned hereby appoints Jay R. Bloom and Dean C. Kehler, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of GX Acquisition Corp. II (the “Company”) to be held virtually on [•], 2023 at [•] Eastern Time, accessible at [•] or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposal	For	Against	Abstain
1.

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from March 22, 2023 (the “Current Termination Date”) to April 22, 2023 (the “Extended Termination Date”) and to allow the Company, without another shareholder vote, to elect to extend the Current Termination Date to consummate a business combination on a monthly basis up to two times by an additional one-month period each time (for the avoidance of doubt to no later than June 22, 2023) after the Extended Termination Date by resolution of the GX board of directors if the GX board of directors anticipates that the Company may not be able to consummate a business combination prior to the Extended Termination Date or any extension thereof.

		☐	☐	☐
2.

Adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

		☐	☐	☐

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Date: , 2023
Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON VIRTUALLY, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY.